UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2012

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

Item 8.01 Other Events.

On November 29, 2012, Southwestern Energy Company issued a press release announcing the commencement of an exchange offer for up to $1,000,000,000 aggregate principal amount of its 4.10% Senior Notes due 2022, which are not registered under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of its 4.10% Senior Notes due 2022, which have been registered under the Act.  The exchange offer will commence on November 29, 2012 and expire at 5:00 p.m., New York City time, on December 28, 2012.

The press release announcing the commencement of the exchange offer is filed herewith as exhibit 99.1, and is incorporated by reference herein.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 8.01.

(d) Exhibits.

99.1	Press release dated November 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: November 29, 2012	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 29, 2012.